UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2010
RAMCO-GERSHENSON PROPERTIES TRUST

(Exact name of registrant as specified in its charter)
Maryland

(State or other jurisdiction of incorporation)

1-10093	13-6908486

(Commission File Number)	(IRS Employer Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan	48334

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (248) 350-9900
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On May 13, 2010, Ramco-Gershenson Properties Trust (the “Company” or “RPT”) and Ramco-Gershenson Properties, L.P., entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc., as representatives of the underwriters named therein (collectively, the “Underwriters”), in connection with the public offering of 6,900,000 shares of the Company’s common shares of beneficial interest (the “Shares”), including 900,000 shares pursuant to the Underwriters’ over-allotment option. The offering closed on May 18, 2010.
The offering of the Shares was made pursuant to the Registration Statement on Form S-3 (Registration No. 333-156689), the prospectus dated February 9, 2009, and the related prospectus supplement dated May 13, 2010.
Item 8.01 Other Events.
On May 13, 2010, the Company issued a press release announcing the terms of the offering of the Shares. On May 18, 2010, the Company issued a press release announcing the closing of the offering and the Underwriters’ exercise of their over-allotment option. Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
1.1	Underwriting Agreement, dated May 13, 2010, by and among the Company, Ramco-Gershenson Properties, L.P., and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc., as representatives of the underwriters named therein.

5.1	Opinion of Ballard Spahr LLP.

99.1	Press Release dated May 13, 2010, entitled “Ramco-Gershenson Prices Offering of 6,000,000 Common Shares of Beneficial Interest.”

99.2	Press Release dated May 18, 2010, entitled “Ramco-Gershenson Closes Offering of 6,900,000 Common Shares of Beneficial Interest, Including the Exercise of the Underwriters’ Over-allotment Option.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST
Date: May 18, 2010	By:	/s/ Gregory Andrews
Gregory Andrews
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement, dated May 13, 2010, by and among the Company, Ramco-Gershenson Properties, L.P., and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc., as representatives of the underwriters named therein.

5.1	Opinion of Ballard Spahr LLP.

99.1	Press Release dated May 13, 2010, entitled “Ramco-Gershenson Prices Offering of 6,000,000 Common Shares of Beneficial Interest.”

99.2	Press Release dated May 18, 2010, entitled “Ramco-Gershenson Closes Offering of 6,900,000 Common Shares of Beneficial Interest, Including the Exercise of the Underwriters’ Over-allotment Option.”